Webb & Company, P.A.
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Certified Public Accountants




                          INDEPENDENT AUDITORS' CONSENT



We hereby consent to the use in this Registration Statement on Form SB-2/A of our report dated August 22, 2003, relating to the financial statements of Golf Travel Promotions, Inc.

We also consent to the reference to our firm under the caption "Experts" in the Registration Statement.




WEBB & COMPANY, P.A.

Boynton Beach, Florida
October 22, 2003







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                 1525 Arezzo Circle * Boynton Beach, FL  33436
                Telephone: (561) 752-1721 * Fax: (561) 735-7679
                                www.cpawebb.com